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                                                                    EXHIBIT 99.1



                           HASKEL INTERNATIONAL, INC.
                      COMBINED INCENTIVE STOCK OPTION PLAN

         1. Purpose. This Combined Incentive Stock Option Plan is an amendment to and a complete restatement of the 1989 Incentive Stock Option Plan ("1989 ISO Plan") and the 1995 Incentive Stock Option Plan ("1995 ISO Plan"), both of which were previously adopted by Haskel International, Inc. (the "Company"), were approved by its shareholders and are now in place as a means by which to provide selected employees of the Company and its subsidiaries with the opportunity to purchase shares of the Class A Common Stock of the Company. As used herein, the term "subsidiary" shall include all present and future subsidiaries of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time-to-time (the "Code"). As amended and restated as provided herein, both the 1989 ISO Plan and the 1995 ISO Plan shall hereinafter be governed by this instrument and shall, except as otherwise provided herein, be referred to as the Combined Incentive Stock Option Plan ("the Plan").

         2. Types of Options. Options granted pursuant to this Plan ("Options") shall be incentive stock options which meet the requirements of Section 422 of the Code ("Incentive Stock Options").

         3. Administration of the Plan. The Plan shall be administered by the Stock Option Committee (the "Committee"), consisting of not less than two members of the Board of Directors of the Company (the "Board"). Subject to the terms of the Plan, the Committee shall have authority, in its sole discretion, to determine all matters relating to the Options to be granted under this Plan, including, but not limited to, the selection of the persons to whom Options shall be granted, the number of shares covered by each Option, times at which Options shall be granted, and the terms and provisions of the instruments by which Options shall be evidenced and shall, in its sole discretion, have the additional authority to modify outstanding Options by issuing new Options to replace all or some of the existing Options, subject to new



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and different terms. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time-to-time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         The Committee may select one of its members as its Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee without a meeting, shall be the valid acts of the Committee.

         4. Eligible Employees. Options may be granted to any employee of the Company or any subsidiary, as determined by the Committee in its sole discretion. The grant of any Option to any person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of options.

         5. Stock. The stock subject to the Options shall be authorized but unissued shares of Class A Common Stock of the Company (the "Class A Stock"), or shares of Class A Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Class A Stock which may be issued pursuant to the Plan, which for purposes of this Section 5 shall include shares subject to previous grants under both the 1989 ISO Plan and the 1995 ISO Plan, shall be six hundred ninety thousand (690,000), subject to adjustment as provided in Section 13 herein. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grants of Options under the Plan.

         6. Granting of Options. Options may be granted under the Plan at any time within ten years from the date the 1989 ISO Plan was originally adopted, which date was July 28, 1989. The date of grant of an Option under the Plan shall be the date specified by the Committee.



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         7. Forms of Option Agreements. Options granted under this Plan shall be evidenced by written option agreements in such form not inconsistent with this Plan as may be approved by the Committee from time-to-time, which agreement shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and which are not inconsistent with this Plan. Such option agreements may differ among recipients even when made simultaneously. The grant of an option pursuant to this Plan shall be conditional on the execution of the applicable stock option agreement by the recipient of such grant.

         8. Purchase Price.

            (a) General. The purchase price per share of Class A Stock deliverable upon the exercise of an option shall be determined by the Committee and set forth in the applicable option agreement, provided, however, that the purchase price per share of Class A Stock shall be not less than 100% of the fair market value of a share of Class A Stock, as determined by the Committee, at the time of grant of such option (without regard to any restriction other than a restriction which, by its terms, will never lapse), provided, however, that in the case of options described in Section 12(b) herein, the purchase price per share shall not be less than 110% of such fair market value, as so determined.

            (b) Payment of Purchase Price. Options granted under this Plan may provide for the payment of the exercise price by delivery of cash or a certified check to the order of the Company in an amount equal to the aggregate exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Class A Stock already owned by the optionee having a fair market value equal in amount to the aggregate exercise price of the options being exercised, (ii) by any other means (including, but not limited to, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of this Plan and with applicable laws and regulations (including, but not limited to, the provisions of Rule 16b-3), or (iii) by any combination of such methods of payment, provided, however, that all shares issued upon any such exercise must constitute fully paid and nonassessable shares under the General Corporation Law of the State of California immediately upon issuance in exchange for such exercise price. The fair market value of any shares of Class A Stock or other non-cash consideration which may be delivered



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upon exercise of an option shall be determined by the Committee.

         9. Option Period. Each Option and all rights with respect thereto shall expire on such date as shall be set forth in the applicable option agreement, except that (a) such date shall not be later than ten years after the date on which such Option is granted, (b) in the case of an Option described in Section 12(b) herein, such date shall not be later than five years after the date on which such Option is granted, and (c) in all cases, Options shall be subject to earlier termination as provided in this Plan or in the applicable option agreement.

         10. Exercise of Options. Each Option granted under this Plan shall become exercisable either in full or in installments at such time or times and during such period as shall be set forth in the optionee's applicable option agreement, subject to the provisions of this Plan. The Committee shall have the right, in its sole discretion, to accelerate the date or dates on which any installment may be exercised. Anything in this Section 10 to the contrary notwithstanding, no Option shall be exercisable by any optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted; provided this six-month waiting period shall not apply to the exercise of any Option by an optionee if the grant of such Option to the optionee was approved in advance by the Board or, if the Committee is then composed solely of two or more non-employee directors as that term is defined by Rule 16b-3 under the Securities Exchange Act, as amended, by the Committee, or was approved in advance or subsequently ratified not later than the date of the next annual meeting of the Company's shareholders, by the shareholders.

         11. Nontransferability of Options. Options granted under this Plan, and the rights and privileges conferred thereby, may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (a) by will, or (b) by the applicable laws of descent and distribution, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any such Option or of any right or privilege conferred thereby, contrary to this Plan, or the sale or levy or similar process upon the rights and privileges conferred thereby, shall be null and void.



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         12. Incentive Stock Option Terms. Options granted under this Plan shall be subject to the following terms and conditions:

            (a) Express Designation. All Options granted under this Plan shall be designated as Incentive Stock Options in the option agreement covering such options.

            (b) 10% Shareholder. If any employee to whom an Option is to be granted under this Plan is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the purchase price per share of the Class A Stock subject to such Option shall not be less than 110% of the fair market value of a share of Class A Stock at the time of grant.

            (c) Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under this Plan (and any other incentive stock option plans of the Company) which are otherwise designated as Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any calendar year for shares of Class A Stock with an aggregate fair market value (determined as of the respective date or dates of grant) in excess of $100,000.00.

            (d) Termination of Employment, Death or Disability. No Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of his or her Option, in the employment of the Company, except that:

                  (1) Any Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, however, that the agreement with respect to such Option may designate a longer exercise period and if such Option is exercised after such three-month period the exercise of such Option shall be treated as the exercise of a non-statutory option under this Plan;

                  (2) If the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code, or any successor provision thereto) while in the employ of the Company, the Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).



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For purposes of this Plan, and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

         13. Additional Option Provisions. The Committee may, in its sole discretion, include additional provisions in option agreements covering Options granted under this Plan, provided, however, that such additional provisions shall not be inconsistent with any other term or condition of this Plan and such additional provisions shall not cause any Option granted under this Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         14. General Restrictions.

            (a) Investment Representations. The Committee may, in its sole discretion, require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances, in substance and form satisfactory to the Committee, to the effect that such person is acquiring the Class A Stock subject to the Option for his or her own account for investment, and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Committee deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Class A Stock.

            (b) Compliance with Securities Laws. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that (i) the listing, registration or qualification of the Option and shares subject to such Option upon any securities exchange or under any state or federal law, (ii) the consent or approval of any governmental or regulatory body, or (iii) the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition, shall have been effected or obtained on conditions acceptable to the Committee. Nothing contained herein shall be deemed to require the Company to apply for or to obtain such listing, registration or



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qualification, or to satisfy such condition.

         15. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the Option (including, but not limited to, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16. Adjustment Provisions for Recapitalizations and Related
Transactions.

            (a) General. If, as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Class A Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Class A Stock or other securities, an appropriate and proportionate adjustment may be made in (A) the maximum number and kind of shares reserved for issuance under this Plan, (B) the number and kind of shares or other securities subject to any then outstanding Options under this Plan, and (C) the price for each share subject to any then outstanding Options under this Plan, without changing the aggregate purchase price as to which such Options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment would cause this Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

            (b) Board Authority to Make Adjustments. Any adjustments under this
Section 16 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this Plan on account of any such adjustments.

         17. Merger, Consolidation, Asset Sale, Liquidation, Etc.

            (a) General. In the event of a consolidation, merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Class A Stock are exchanged for securities,



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cash, or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Committee, or the Board of Directors of any corporation assuming the obligations of the Company, may, in its sole discretion, take any one or more of the following actions, as to outstanding
Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided, that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger or consolidation under the terms of which holders of the Class A Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger or consolidation (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Class A Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price), and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, or (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

            (b) Substitute Options. The Company may grant Options under this Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Committee considers appropriate in the circumstances consistent with the provisions of this Plan.

         18. No Special Employment Rights. Nothing contained in this Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company at any time to terminate such employment or relationship, or to increase or decrease the compensation of the optionee.



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         19. Other Employee Benefits. Except as to plans which by their express terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an Option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, but not limited to, benefits under any bonus, pension, profit-sharing, life insurance, or salary continuation plan, except as otherwise specifically determined by the Committee.

         20. Amendment of this Plan.

            (a) The Committee may at any time, and from time-to-time, modify or amend this Plan in any respect, except that, if at any time the approval of the shareholders of the Company is required under Section 422 of the Code, or any successor provision, such modification or amendment shall not become effective until such approval is obtained.

            (b) The termination or any modification or amendment of this Plan shall not, without the consent of an optionee, affect his or her rights under an Option previously granted to him or her. With the consent of the optionee, however, the Committee may amend outstanding option agreements between the Company and such optionee in a manner not inconsistent with this Plan. In addition, the Committee shall in any event have the right to amend or modify (i) the terms and provisions of this Plan and of any outstanding options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded Incentive Stock Options under Section 422 of the Code, and (ii) the terms and provisions of this Plan and of any outstanding option to the extent necessary to ensure the qualification of this Plan under Rule 16b-3.

         21. Withholding.

            (a) The Company shall have the right, in its discretion, to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under this Plan. Subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the optionee may



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elect to satisfy such obligations, in whole or in part, (i) by causing the
Company to withhold shares of Class A Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Class A Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Committee as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election described above under his or her option agreement with the Company, consistent with the terms of this
Section 21(a), may only satisfy his or her withholding obligation with shares of Class A Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

            (b) Notwithstanding the foregoing, in the case of a Director or officer of the Company, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements for the exemption of a discretionary transaction as defined in and pursuant to Rule 16b-3.

         22. Effective Date. This Plan, constituting an amendment and restatement of the 1989 ISO Plan and the 1995 ISO Plan, became effective on October 17, 1997.



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